SUPPLEMENTAL HISTORICAL FINANCIAL INFORMATION N o v e m b e r 7 , 2 0 24 1

2 NON-GAAP FINANCIAL MEASURES This presentation contains certain financial measures that are not calculated in accordance with U.S. GAAP (Generally Accepted Accounting Principles). The non-GAAP financial measures include sales growth (on a constant currency), adjusted gross margin, adjusted selling, general and administrative expense, adjusted research and development expense, adjusted other operating (income) expense, net, adjusted operating income, adjusted operating margin, adjusted other (income) expense, net, adjusted income (loss) before income taxes, adjusted income tax expense (benefit), adjusted income (loss) from continuing operations, adjusted income (loss) from discontinued operations, adjusted diluted earnings per share from continuing operations and adjusted diluted earnings per share from discontinued operations. Those measures are provided on a continuing operations basis and exclude any impact of the Kidney Care segment, which will be reported as a discontinued operation. The reconciliations set forth below reconcile the non-GAAP measures set forth in this presentation for historical periods to the most directly comparable U.S. GAAP measures.

* Our presentation of continuing operations sales growth at constant currency rates, which is computed using current period local currency sales at the prior period's foreign exchange rates, is a non-GAAP financial measure. This measure provides information on the change in net sales assuming that foreign currency exchange rates had not changed between the prior period and the current period. We believe that the non-GAAP measure of continuing operations sales growth at constant currency rates, when used in conjunction with the U.S. GAAP measure of change in net sales at actual currency rates, may provide a more complete understanding and facilitate a fuller analysis of our results of operations, particularly in evaluating performance from one period to another. (1) The company's Healthcare Systems and Technologies (HST) segment was added with its acquisition of Hill-Rom Holdings, Inc. (Hillrom) in December 2021. The sales growth in 2022 is reflective of the prior year net sales for that segment over the 18-day period from the acquisition date through year-end. On August 12, 2024, Baxter entered into a definitive equity purchase agreement with certain affiliates of Carlyle Group Inc. to sell Baxter’s Kidney Care business, subject to receipt of customary regulatory approvals and satisfaction of other closing conditions. We determined that our Kidney Care business met the criteria to be classified as held-for-sale in August 2024 and we also concluded that it met the conditions to be reported as a discontinued operation at that time. Accordingly, our Kidney Care business will be reported as a discontinued operation in our condensed consolidated financial statements beginning with the third quarter of 2024 and our prior period financial position and results of operations will be retrospectively adjusted to reflect that presentation. The following schedules present, for informational purposes only, our retrospectively adjusted historical financial results to reflect the impact of presenting our Kidney Care business as a discontinued operation. Unless otherwise specified, amounts included as discontinued operations in these schedules also include amounts related to our BioPharma Solutions (BPS) business that was sold in September 2023 and was reported as a discontinued operation beginning with the second quarter of 2023. The "as previously reported" amounts presented in these schedules reflect our previously reported results of continuing operations, which exclude amounts related to our BPS business. The "Discontinued Operations – Kidney Care" amounts presented in these schedules solely reflect activity related to our Kidney Care business. BAXTER INTERNATIONAL INC. Impact of Discontinued Operations on Prior Period U.S. GAAP and Adjusted Results (unaudited, in millions) 3

(1) The adjusted financial measures in these schedules, which exclude the impact of special items, are non-GAAP financial measures. Refer to the tables at the end of this presentation for more detailed reconciliations of the non-GAAP measures presented herein to the most applicable U.S. GAAP measure. BAXTER INTERNATIONAL INC. Impact of Discontinued Operations on Prior Period U.S. GAAP and Adjusted Results (unaudited, in millions) 4

(1) The adjusted financial measures in these schedules, which exclude the impact of special items, are non-GAAP financial measures. Refer to the tables at the end of this presentation for more detailed reconciliations of the non-GAAP measures presented herein to the most applicable U.S. GAAP measure. BAXTER INTERNATIONAL INC. Impact of Discontinued Operations on Prior Period U.S. GAAP and Adjusted Results (unaudited, in millions) 5

(1) The adjusted financial measures in these schedules, which exclude the impact of special items, are non-GAAP financial measures. Refer to the tables at the end of this presentation for more detailed reconciliations of the non-GAAP measures presented herein to the most applicable U.S. GAAP measure. BAXTER INTERNATIONAL INC. Impact of Discontinued Operations on Prior Period U.S. GAAP and Adjusted Results (unaudited, in millions) (2) The numerator of the adjusted earnings per share from continuing operations calculation represents adjusted income (loss) from continuing operations as shown in the preceding table, less net income attributable to noncontrolling interests for the respective periods. *Totals may not foot due to rounding 6

BAXTER INTERNATIONAL INC. Description of Adjustments and Reconciliation of U.S. GAAP to Non-GAAP Measures (unaudited, in millions) The company’s U.S. GAAP results, after presenting its Kidney Care business as a discontinued operation, for the three months ended June 30, 2024 included special items which impacted the U.S. GAAP measures as follows: (1) The company’s results of continuing operations included costs related to programs to optimize its organization and cost structure which were primarily related to third-party costs incurred to support the transformation of certain general and administrative functions. The company's results of discontinued operations included costs related to property, plant, and equipment impairments in connection with the company's exit from a manufacturing facility in connection with its initiatives to optimize its global manufacturing and supply chain organization, and to centralize certain of its research and development activities. (2) The company’s results in included acquisition and integration-related items comprised of Hill-Rom Holdings, Inc. (Hillrom) acquisition and integration expenses. (3) The company’s results included incremental costs to comply with the European Union’s medical device regulations for previously registered products, which primarily consist of contractor costs and other direct third-party costs. The company considers the adoption of these regulations to be a significant one-time regulatory change and believes that the costs of initial compliance for previously registered products over the implementation period are not indicative of its core operating results. (4) The company's results of discontinued operations included a separation-related costs related to external advisors supporting its activities to prepare for the pending sale of its Kidney Care segment. (5) The company's results of discontinued operations included a charge related to a goodwill impairment of the company's Chronic Therapies reporting unit within its Kidney Care segment. (6) The company’s results included a state valuation allowance recorded partially offset by an adjustment to its change in permanent reinvestment assertion that it allocated to continuing operations. 7

BAXTER INTERNATIONAL INC. Description of Adjustments and Reconciliation of U.S. GAAP to Non-GAAP Measures (unaudited, in millions) The company’s U.S. GAAP results, after presenting its Kidney Care business as a discontinued operation, for the three months ended March 31, 2024 included special items which impacted the U.S. GAAP measures as follows: 1) The company’s results of continuing operations included to programs to optimize its organization and cost structure, primarily related to the implementation of a new operating model intended to simplify and streamline its operations and better align its manufacturing and supply chain to its commercial activities and to a lesser extent, third-party costs incurred to support the transformation of certain general and administrative functions. The company's results of discontinued operations included costs primarily related to a program to centralize certain of its research and development activities into a new location. (2) The company’s results included acquisition and integration-related items comprised of Hillrom acquisition and integration expenses. (3) The company’s results included incremental costs to comply with the European Union’s medical device regulations for previously registered products, which primarily consist of contractor costs and other direct third-party costs. The company considers the adoption of these regulations to be a significant one-time regulatory change and believes that the costs of initial compliance for previously registered products over the implementation period are not indicative of its core operating results. (4) The company's results of discontinued operations included a separation-related costs related to external advisors supporting its activities to prepare for the pending sale of its Kidney Care segment.( (5) The company’s results included a change in its permanent reinvestment assertion that it allocated to continuing operations and a reallocation of income tax expense between discontinued operations and continuing operations resulting from the application of intraperiod tax allocation to its adjusted results in an interim period. 8

BAXTER INTERNATIONAL INC. Description of Adjustments and Reconciliation of U.S. GAAP to Non-GAAP Measures (unaudited, in millions) The company’s U.S. GAAP results, after presenting its Kidney Care business as a discontinued operation, for the three months ended December 31, 2023 included special items which impacted the U.S. GAAP measures as follows: (1) The company’s results of continuing operations included costs related to programs to optimize its organization and cost structure, primarily related to the company's implementation of its new operating model intended to simplify its operations and better align its manufacturing and supply chain to its commercial activities. The company's results of discontinued operations included actions related to its decision to close one of its U.S.-based manufacturing facilities in 2023. (2) The company’s results included acquisition and integration-related items comprised of Hillrom acquisition and integration expenses, offset by net gains from changes in the fair value of contingent consideration liabilities. (3) The company’s results included incremental costs to comply with the European Union’s medical device regulations for previously registered products, which primarily consist of contractor costs and other direct third-party costs. The company considers the adoption of these regulations to be a significant one-time regulatory change and believes that the costs of initial compliance for previously registered products over the implementation period are not indicative of its core operating results.( (4) The company's results included proceeds received, net of legal fees, from a settlement related to an intellectual property dispute. (5) The company's results included impairments of non-marketable investments in several early stage companies consisting of noncash impairment write-downs. (6) The company's results of discontinued operations included a separation-related costs related to external advisors supporting its activities to prepare for the pending sale of its Kidney Care segment and related to the sale of its BioPharma Solutions (BPS) business. (7) The company's results of discontinued operations included adjustments to its third quarter 2023 gain from the sale of its BPS business, related to final working capital and transaction cost amounts. (8) The company’s results included a valuation allowance decrease related to its estimated recoverability of a deferred tax asset for a net asset step-up related to Swiss tax reform legislation enacted during 2019 that is amortizable as a tax deduction ratably over tax years 2025 through 2029 and a reallocation of income tax expense between discontinued operations and continuing operations resulting from the application of intraperiod tax allocation to its adjusted results in an interim period. 9

BAXTER INTERNATIONAL INC. Description of Adjustments and Reconciliation of U.S. GAAP to Non-GAAP Measures (unaudited, in millions) (1) The company’s results of continuing operations included costs related to programs to optimize its organization and cost structure, primarily related to the company's implementation of its new operating model to simplify and streamline our operations and better align its manufacturing and supply chain to its commercial activities and the integration of its acquisition of Hillrom. The company's results of discontinued operations included actions related to its decision to close one of its U.S.-based manufacturing facilities in 2023. (2) The company’s results included acquisition and integration-related items comprised of Hillrom acquisition and integration expenses. (3) The company’s results included incremental costs to comply with the European Union’s medical device regulations for previously registered products, which primarily consist of contractor costs and other direct third-party costs. The company considers the adoption of these regulations to be a significant one-time regulatory change and believes that the costs of initial compliance for previously registered products over the implementation period are not indicative of its core operating results. (4) The company's results included costs, including associated legal fees, related to matters involving alleged violations of the False Claims Act related to a now-discontinued legacy Hillrom sales line and alleged injury from environmental exposure. (5) The company's results of discontinued operations included separation-related costs primarily related to external advisors supporting its activities to prepare for the pending sale of its Kidney Care segment and, to a lesser extent, separation-related costs related to the sale of its BioPharma Solutions (BPS) business. (6) The company's results of discontinued operations included long-lived asset impairment charges related to the Hemodialysis business within its Kidney Care segment. (7) The company's results of discontinued operations included a gain from the sale of its BPS business. (8) The company’s results included an increase in a valuation allowance in a foreign jurisdiction resulting from changes in future projected income and a reallocation of income tax expense between discontinued operations and continuing operations resulting from the application of intraperiod tax allocation to its adjusted results in an interim period. The company’s U.S. GAAP results, after presenting its Kidney Care business as a discontinued operation, for the three months ended September 30, 2023 included special items which impacted the U.S. GAAP measures as follows: 10

BAXTER INTERNATIONAL INC. Description of Adjustments and Reconciliation of U.S. GAAP to Non-GAAP Measures (unaudited, in millions) The company’s U.S. GAAP results, after presenting its Kidney Care business as a discontinued operation, for the three months ended June 30, 2023 included special items which impacted the U.S. GAAP measures as follows: (1) The company's results of continuing operations included costs related to programs to optimize its organization and cost structure, primarily related to the company's implementation of its new operating model to simplify and streamline our operations and better align its manufacturing and supply chain to its commercial activities and the integration of its acquisition of Hillrom. The company's results of discontinued operations primarily related to the decision to cease production of dialyzers at one of its U.S.-based manufacturing facilities which resulted in a noncash impairment of property, plant and equipment. (2) The company’s results included acquisition and integration-related items comprised of Hillrom acquisition and integration expenses, partially offset by net gains from changes in the fair value of contingent consideration liabilities. (3) The company’s results included incremental costs to comply with the European Union’s medical device regulations for previously registered products, which primarily consist of contractor costs and other direct third-party costs. The company considers the adoption of these regulations to be a significant one-time regulatory change and believes that the costs of initial compliance for previously registered products over the implementation period are not indicative of its core operating results. (4) The company's results included impairments of non-marketable investments in several early stage companies consisting of noncash impairment write-downs. (5) The company's results of discontinued operations included separation-related costs related to external advisors supporting its activities to prepare for the pending sale of its Kidney Care segment and separation-related costs related to the sale of its BioPharma Solutions business. (6) The company’s results included a $30 million increase related to its estimated recoverability of a deferred tax asset for a net asset step-up related to Swiss tax reform legislation enacted during 2019 that is amortizable as a tax deduction ratably over tax years 2025 through 2029, an increase in a valuation allowance in the U.S. resulting from changes in future projected income and a reallocation of income tax expense between discontinued operations and continuing operations resulting from the application of intraperiod tax allocation to its adjusted results in an interim period. 11

BAXTER INTERNATIONAL INC. Description of Adjustments and Reconciliation of U.S. GAAP to Non-GAAP Measures (unaudited, in millions) The company’s U.S. GAAP results, after presenting its Kidney Care business as a discontinued operation, for the three months ended March 31, 2023 included special items which impacted the U.S. GAAP measures as follows: (1) The company’s results of continuing operations included costs related to programs to optimize its organization and cost structure, primarily related to the company's implementation of its new operating model to simplify and streamline our operations and better align its manufacturing and supply chain to its commercial activities. The company's results of discontinued operations included costs primarily included costs related to property, plant, and equipment impairments in connection with the company's exit from a manufacturing facility in connection with its initiatives to optimize its global manufacturing and supply chain organization. (2) The company’s results included acquisition and integration-related items comprised of Hillrom acquisition and integration expenses, offset by net gains from changes in the fair value of contingent consideration liabilities. (3) The company’s results included incremental costs to comply with the European Union’s medical device regulations for previously registered products, which primarily consist of contractor costs and other direct third-party costs. The company considers the adoption of these regulations to be a significant one-time regulatory change and believes that the costs of initial compliance for previously registered products over the implementation period are not indicative of its core operating results. (4) The company's results of discontinued operations included separation-related costs related to external advisors supporting its activities to prepare for the pending sale of its Kidney Care segment, as well as separation-related costs related to the sale of its BioPharma Solutions business. (5) The company’s results included a reallocation of income tax expense between discontinued operations and continuing operations resulting from the application of intraperiod tax allocation to its adjusted results in an interim period. 12

BAXTER INTERNATIONAL INC. Reconciliation of Non-GAAP Financial Measure Change in Net Sales Growth As Reported to Constant Currency Sales Growth (1) The company's Healthcare Systems and Technologies (HST) segment was added with its acquisition of Hill-Rom Holdings, Inc. (Hillrom) in December 2021. The sales growth in 2022 is reflective of the prior year net sales for that segment over the 18-day period from the acquisition date through year-end. 13

SUPPLEMENTAL HISTORICAL FINANCIAL INFORMATION N o v e m b e r 7 , 2 0 24 14